[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

EXECUTION COPY

EXCLUSIVE AGREEMENT

THIS EXCLUSIVE AGREEMENT (“Agreement”) is made and entered into on October 26, 2012 by and between Abbott Point of Care Inc., a Delaware corporation, having its principal place of business at 400 College Road East, Princeton, NJ 08540 (“Abbott”), and Abaxis, Inc., a Delaware corporation with offices at 3240 Whipple Road, Union City, CA 94587 (“Abaxis”), and effective as of January 2, 2013 (“Effective Date”).  Abbott and Abaxis are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Abaxis is a manufacturer of diagnostic health care equipment and reagents and desires to obtain an OEM distributor of Products (as hereinafter defined) in the Field (as hereinafter defined) in the Territory (as hereinafter defined);

WHEREAS, Abbott is a manufacturer and distributor of various products in the Field in the Territory; and

WHEREAS, in accordance with the terms and conditions hereof, Abaxis is willing to appoint Abbott as its exclusive distributor of Products in the Territory, and Abbott is willing to accept such appointment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and upon the terms and subject to the conditions set forth below, Abaxis and Abbott hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1            “Abaxis Trademarks” shall mean the Abaxis-owned trademarks and trade names set forth on Exhibit 1.1.

1.2           “Abbott Trademarks” shall mean the Abbott-owned trademarks and trade names set forth on Exhibit 1.2.

1.3           “Affiliate” shall mean, with respect to a Party, any other business entity which directly or indirectly controls, is controlled by, or is under common control with, such Party. A business entity or party shall be regarded as in control of another business entity if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other business entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other business entity by any means whatsoever.

1.4           "Analyzer" shall mean the Piccolo Xpress® device.

1.5           "Base Target" shall mean, for each Contract Year, the minimum unit number of Product purchases required to be made by Abbott and its Affiliates during such Contract Year.

1.6           “Confidential Information” shall mean any proprietary, confidential or non-public information, including without limitation information relating to products, End Users, suppliers, data, processes, prototypes, samples, plans, marketing plans, reports, forecasts, technical or commercial information, patents, patent applications, research, research results and other trade secrets, strategies, Know-How (as hereinafter defined) or intellectual property rights disclosed in writing by one Party to the other Party under this Agreement, as well as information disclosed orally and disclosed to be “Confidential Information” at the time of disclosure, to the extent such oral disclosure is reduced to writing, marked “Confidential” and provided to the receiving Party within [ * ] after oral disclosure.  “Confidential Information” shall not include any information which:

(a)	Is known to the receiving Party before receipt thereof under this Agreement, as evidenced by the receiving Party’s written records;

(b)	Is disclosed to the receiving Party without restriction by a Third Party (as hereinafter defined) not under an obligation of nondisclosure to the disclosing Party;

(c)	Is or becomes part of the public domain other than through a breach of this Agreement by the receiving Party;

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)	Is disclosed by the disclosing Party to a Third Party without a duty of confidentiality;

(e)	Is independently developed by or for the receiving Party without use of the disclosing Party’s Confidential Information, as evidenced by the receiving Party’s records; or

(f)	Is disclosed by the receiving Party with the disclosing Party’s prior written approval.

1.7           “Contract Quarter” shall mean each calendar quarter during the Initial Term or any Renewal Term (as defined in Section 8.1).

1.8           “Contract Year” shall mean the twelve (12) month period from January 1 through December 31 of each year during the Term, provided that the first Contract Year shall mean the calendar year ending on December 31, 2013.

1.9           "Dealer" shall mean a natural person, corporation, partnership, trust, joint venture, government authority or other legal entity or organization in the Territory, other than Abaxis or Abbott and/or their respective Affiliates, which purchases Products from Abbott for the purpose of resale to End Users for use solely in the Field.

1.10        "Disc" shall mean the disposable test component of a particular Product that contains Abaxis’ [ * ] and [ * ] and operates on an Analyzer.

1.11       "End User" shall mean a natural person, corporation, partnership, trust, joint venture, government authority or other legal entity or organization in the Field in the Territory, other than Abaxis or Abbott and/or their respective Affiliates, that purchases Products under this Agreement for its own use or consumption solely in the Field.

1.12       “Field” shall mean the professionally attended human healthcare market but excluding the following: Catapult Health, LLC, pharmacy and retail store clinics, shopping malls, contract research organizations (CROs), and cruise lines.  The Field does not include use in the veterinary healthcare market.

1.13        “Know-How” shall mean any and all data and information, including but not limited to ideas, designs, engineering drawings, methodologies of preparation or manufacturing, processes, instructions for use, formula enhancements, raw material specifications, raw material standards, and sources of raw material procurements, relating to the manufacture of Products.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.14        "Products" shall mean the products manufactured by or for Abaxis listed on Exhibit 1.14.

1.15       "Product Purchases" shall mean, for each Contract Year, the Products purchased by Abbott and its Affiliates from Abaxis.  For the purposes of this definition, a Product shall be considered purchased in the Contract Year in which it was delivered after having been duly ordered in accordance with the terms and conditions hereunder.

1.16        "Product Sales" means the Products Sold in the Field in the Territory by Abbott directly to:  (a) Dealers for Sale or resale to End Users; or (b) End Users; net of returns. Notwithstanding the foregoing, Products returned as a result of non-compliance with the warranties set forth in Section 3.4(f) shall be counted as Product Sales, it being understood that any replacement Products corresponding to such returned Products shall not be included in Product Sales.

1.17        “Purchase Price” shall mean the price for Analyzers, Discs and other Products purchased by Abbott and its Affiliates from Abaxis hereunder, as set forth on Exhibit 1.17 and more fully described in Section 3.3.

1.18        "Sale", "Sell" or "Sold" shall mean to sell, hire, let, rent, lease or otherwise dispose of Product to a Third Party or Affiliate, provided such Affiliate is an End User of Products for commercial purposes for monetary or other valuable consideration.  "Sale", "Sell" or "Sold" shall not include a transaction where samples of Product are supplied without charge to a Third Party or Affiliate for marketing or demonstration purposes or in connection with clinical or other experimental trials.

1.19        “Term” shall mean the “Initial Term” and any “Renewal Term”.

1.20        "Territory" shall mean the United States and China, including Hong Kong.

1.21         "Third Party" shall mean a natural person, corporation, partnership, trust, joint venture, governmental authority or other legal entity or organization other than the Parties and/or their Affiliates.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 2

APPOINTMENT AND AUTHORIZATION

2.1            Appointment.

(a)
Exclusive Appointment.  Subject to Section 2.5 below, Abaxis hereby appoints Abbott and its Affiliates for the Term as its exclusive distributor of Products in the Field in the Territory, and Abbott hereby accepts such appointment from Abaxis.  As exclusive distributor in the Field in the Territory as of the Effective Date, Abbott shall have the sole and exclusive right (even as to Abaxis) to Sell and distribute Products in the Territory for use in the Field.  Exhibit 2.1 contains a list of all (i) [ * ], including address and contact information, of any Product in the Field in the Territory known to Abaxis as of the date of this Agreement and (ii) [ * ], including address and contract information, of any Product in the Field in the Territory known to Abaxis as of the date of this Agreement.  Abaxis shall update Exhibit 2.1 not less than [ * ] prior to the Effective Date.

(b)
Abaxis Restriction.  For so long as Abbott is the exclusive distributor of Products in the Field in the Territory in accordance with the terms and provisions of this Agreement, Abaxis shall not Sell or, directly or indirectly (e.g., through Affiliates or Third Parties) distribute Products, in the Field in the Territory.  Upon reasonable prior notice and at mutually agreeable times, Abbott may, at Abbott’s expense, retain an independent third party auditor to audit Abaxis’ books and records relating to Abaxis’ Sales of Products solely to verify Abaxis’ compliance with its obligations under this Section 2.1(b), provided that such independent third party auditor shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.  Notwithstanding this subsection 2.1(b) or subsection 2.1(a) above, Abaxis may maintain certain consultative and technical staff, at Abaxis' expense, to assist Abbott in connection with such marketing, promotion, sales and distribution efforts.  Other than Section 3.2(b), nothing contained in this Agreement shall limit or be interpreted to limit Abaxis or Abaxis’ Affiliates from selling products not listed on Exhibit 1.14 in the Territory.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2           [Intentionally Omitted].

2.3           Authorization.  Abaxis hereby authorizes Abbott to represent itself as Abaxis’ exclusive authorized distributor of Products in the Field in the Territory using Abaxis Trademarks in accordance with Section 4.2.

2.4           Minimum Purchase and Sales Requirements.

(a)
Minimum Purchase Requirement.  Abbott shall achieve Product Purchases greater than or equal to the Base Target as set forth in the following Table 2.4(a) (“Minimum Purchase Requirement”).  If [ * ], or [ * ] in accordance with this Agreement, [ * ] and [ * ].  The Parties shall meet and negotiate in good faith to establish the Minimum Purchase Requirement for any Renewal Terms occurring beyond the years specified in Table 2.4(a).

Table 2.4(a)

Base Target
Contract Year	Base Disc Purchases (Units)	Base Analyzer Purchases (Units)
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

(b)
Minimum Sales Requirement.  Abbott shall achieve Product Sales of at least [ * ] of Product Purchases with respect to the number of units purchased by Abbott from Abaxis and, in turn, Sold by Abbott, within each Contract Year (“Minimum Sales Requirement”).  To achieve the Minimum Sales Requirement in a given Contract Year with respect to Discs, the number of Product units Sold by Abbott must equal at least [ * ].  To achieve the Minimum Sales Requirement in a given Contract Year with respect to Analyzers, the number of Product units Sold by Abbott must equal at least [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.5           Failure to Achieve Minimum Purchase and Sale Requirements.  Abaxis’ sole remedies for Abbott’s failure to achieve the Minimum Purchase Requirement and Minimum Sales Requirement set forth in Section 2.4 above in any Contract Year shall be to convert Abbott’s status as exclusive distributor of Products in the Field in the Territory to non-exclusive distributor of Products in the Field in the Territory effective upon [ * ] prior written notice, and/or to terminate this Agreement upon [ * ] prior written notice.

2.6           Annual Product Purchases Calculation.  Following each Contract Year, the number of Product Purchases for such Contract Year shall be determined as set forth in Subsections 2.6(a) and/or 2.6(b) below and the Parties shall execute and attach to this Agreement the “Annual Product Purchase Calculation” form set forth on Exhibit 2.6 completed for such Contract Year.

(a)
Abaxis Provides Abaxis Calculation.  Within [ * ] after the end of each Contract Year, Abaxis may provide Abbott with Abaxis’ written calculation of Abbott’s Product Purchases in such Contract Year (the "Abaxis Calculation").  If Abbott disagrees with the Abaxis Calculation, Abbott shall have [ * ] after receipt of the Abaxis Calculation to respond in writing, with (i) Abbott’s calculation; (ii) the difference between Abbott’s calculation and the Abaxis Calculation; and (iii) purchase order level detail so that Abaxis may verify Abbott’s calculation.  If Abaxis disagrees with Abbott’s calculation and Abbott requests, in writing, purchase order level detail for the Abaxis Calculation, Abaxis shall provide such information.  If the exchange of such information does not resolve the dispute, the Parties shall negotiate in good faith to determine the actual Product Purchases in such Contract Year and, if such dispute is not resolved within [ * ], the dispute shall be resolved pursuant to Section 9.11.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)
Abaxis Does Not Provide Abaxis Calculation.  If Abaxis does not provide Abbott with the Abaxis Calculation within [ * ] after the end of a given Contract Year, Abbott shall provide Abaxis with Abbott’s written calculation of Abbott’s Product Purchases in such Contract Year (the "Abbott Calculation") within [ * ] after the end of such Contract Year.  If Abaxis disagrees with the Abbott Calculation, Abaxis shall have [ * ] after receipt of the Abbott Calculation to respond, in writing, with (i) Abaxis’ calculation, (ii) the difference between Abaxis' calculation and the Abbott Calculation, and (iii) purchase order level detail so that Abbott may verify Abaxis’ calculation.  If Abbott disagrees with Abaxis' calculation and Abaxis requests, in writing, purchase order level detail for the Abbott Calculation, Abbott shall provide such information.  If the exchange of such information does not resolve the dispute, the Parties shall negotiate in good faith to determine the actual Product Purchases in such Contract Year and, if such dispute is not resolved within [ * ], the dispute shall be resolved pursuant to Section 9.11.

2.7           Annual Product Sales Calculation.  Abbott shall provide Abaxis with Abbott’s written calculation of Abbott’s Product Sales in each Contract Year in conjunction with its annual reporting obligations set forth in Section 3.8 of this Agreement.

2.8           Promotional Materials.  Abbott shall not disseminate or publish any written promotional materials or advertisements intended for customer distribution referencing the Products without Abaxis’ prior written approval, which approval shall not be unreasonably withheld.  Abbott shall ensure that translations, if any, are performed by professional translators into the applicable local language, and that such translations are certified.  Abbott shall forward any written promotional materials or advertisements, along with [ * ] copies of any translated materials and their associated certifications, requiring Abaxis’ approval pursuant to the terms of this Section 2.8 to the attention of Abaxis Regulatory Department, 3240 Whipple Road, Union City, CA 94587. Abaxis shall review and comment on such written promotional materials or advertisements within [ * ] after receipt thereof from Abbott.  If Abaxis does not respond during such [ * ] period, such promotional materials shall be deemed approved.

2.9           Performance by Affiliates.  Each of the Parties acknowledges and agrees that it shall remain fully responsible for the performance of any of its Affiliates with respect to any obligations delegated or assigned to its Affiliates under this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 3

SALES, MARKETING AND SUPPORT

3.1          Sales and Promotional Activities.

(a)
Marketing.  Abbott shall, at its own expense, use commercially reasonable efforts to market and promote the Products in the Territory.  Abbott’s promotional activities shall include, but shall not be not limited to: (a) including the Products in its appropriate catalogs, promotional mailings and like publications; (b) developing, preparing and placing advertising concerning the Products in appropriate media or through appropriate direct mail; (c) exhibiting the Products at appropriate trade shows and exhibitions; (d) conducting commercially reasonable and appropriate market research; and (e) rendering other services customarily rendered by a distributor of human medical products.  By [ * ] of each Contract Year, Abbott shall provide Abaxis with a list of all proposed trade shows and exhibitions that it plans to attend in the next Contract Year.  Abbott may develop printed sales and promotional materials relating to the Products in the local language at its own expense.  Abbott shall provide such materials, if any, which have not been previously approved to Abaxis for Abaxis’ review and approval, which approval shall not be unreasonably delayed or withheld.  Abaxis shall review such materials within [ * ], and Abaxis’ failure to object to any materials within such [ * ] of sending shall be deemed approval.  If Abaxis objects to the material, Abbott shall modify such materials accordingly.

(b)
Sales Personnel.  Abbott, at its sole cost and expense, shall engage, compensate, supervise, train and maintain such competent, qualified personnel as may be reasonably required to, deliver, promote, market, sell, and distribute the Products.

(c)	Sales Effort. Abbott shall use a degree of effort to market, promote and Sell the Products in the Field in the Territory that is consistent with [ * ], provided however that [ * ] and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)	Fees and Commission. Abbott shall not [ * ]. Abbott shall not [ * ], including [ * ], provided however that [ * ].

(e)
Appointment of Dealers.  Abbott shall have the right to appoint Dealers for the sale of the Products in the Field in the Territory.  Abbott shall use commercially reasonable efforts to restrict each of its then-existing dealers from reselling Products to Third Parties outside the Field or Territory.  Abbott agrees that, if it enters into a new agreement or arrangement, following the Effective Date, with any dealer to allow such dealer to offer for Sale, Sell, have Sold, use, have used, market, have marketed, distribute, have distributed, import and have imported Products in the Field in any country or region of the Territory, Abbott shall use commercially reasonable efforts to restrict the dealer from reselling Products to Third Parties outside the Field and Territory.

(f)
Technical Support.  Abaxis shall be responsible for Technical Support with the End User.  The term "Technical Support" shall mean complaint trending and tracking, maintenance of a Quality System compliant to governmental authority requirements of all markets in the Territory, complaint investigations for quality incidents, root cause determination, Product corrections and corrective actions resulting from quality issues, filing of all MDR reports, performance of risk evaluations and decision and execution authority on Product quality holds and field actions.  “Technical Support” shall also mean all Product improvement initiatives initiated in response to governmental authority requirements or customer satisfaction issues.

(g)
Modified and New Products.  Abbott shall provide timely comprehensive information to its Dealers or End Users, as appropriate, with respect to newly available Products, discontinuance of Products and changes in existing Products, including, but not limited to, performance specification changes and required software upgrades in Analyzers (which may or may not be coupled to specific lots of Discs).  Abbott shall use commercially reasonable efforts to ensure that each End User in the Territory makes any such performance specification changes and software upgrades in a timely manner.  Abaxis shall inform Abbott in writing of newly available Products, the discontinuance of Products, or changes in existing Products at least [ * ] prior to the availability of such new Products or the effectiveness of such discontinuance or change, as the case may be.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(h)
Warranty Services.  Abaxis shall provide a technical liaison and assistance to End Users for standard and extended non-standard warranty services of the Products.  The standard warranty, as set forth in Exhibit 3.1(h) of this Agreement, shall [ * ] for a period of [ * ] of the [ * ].  Costs for repairs (inclusive of labor, overhead and standard shipping costs related to such repairs) performed under the standard warranty for each Analyzer shall be billed to and payable by Abbott [ * ] at $[ * ]; provided, however, that [ * ] in any [ * ] of the [ * ] and [ * ] that remain [ * ] in the [ * ].  Warranty services beyond the standard warranty shall constitute extended non-standard warranty, the costs for repairs (inclusive of labor, overhead, standard shipping costs and replacement parts related to such extended non‑standard warranty repairs) for which shall be billed to and payable by Abbott [ * ] at $[ * ].  Abaxis shall only be obligated to provide repair services under the standard warranty for the [ * ] of (i) any [ * ] or (ii) if [ * ] within the [ * ], the [ * ] of the [ * ].  Notwithstanding the foregoing, with respect to any existing warranties as of the Effective date beyond the initial standard warranty, Abaxis [ * ] for the [ * ] of (i) any [ * ] or (ii) if [ * ] during the [ * ], the [ * ] of the [ * ].  Abaxis shall provide to Abbott within [ * ] following the end of [ * ] a report that provides the following for [ * ] by Abaxis: [ * ]; [ * ]; [ * ]; [ * ]; and [ * ].

(i)
Order Entry.  Abbott acknowledges and agrees that it shall be responsible for all order entry, training, and education within the Territory relating to the operation and use of the Products.  All such services shall be performed in accordance with Abaxis’ standards and specifications, as notified by Abaxis to Abbott from time to time during the continuance of this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(j)
Strategy Meetings.  Periodically during the Term (but not less than [ * ]), Abaxis and Abbott shall review topics which may include Abbott’s marketing and selling strategy, potential collaboration in the development of new Product assays or configurations to meet needs or opportunities in the Field, training of End Users, inventory, and other practices with a view toward maximizing End Users' use of and satisfaction with Products.

(k)
Quality Assurance Audit by Abaxis.  Not more than [ * ], Abaxis shall, upon giving not less than [ * ] notice to Abbott, have the right, during normal business hours, to retain an independent Third Party to visit or assess all locations where Abbott maintains or ships inventory of Products to conduct a quality assurance audit of such facilities and/or an on-site surveillance of its inventory storage tracking, provided that such independent third party shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.  Provided further that some or all of such audit activities may be undertaken directly by Abaxis upon the prior mutual written agreement of the Parties.  In the event that an audit reveals matters that Abaxis determines should be corrected by Abbott, Abaxis shall provide, in writing, within [ * ] of such audit, a list of such matters and any proposed corrective action to be taken by Abbott.  Abbott shall respond within [ * ] of receiving Abaxis’ notification of the corrective action to be taken and an estimated complete date.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(l)
Quality Assurance Audit by Abbott.  Abbott shall, upon giving not less than [ * ] notice to Abaxis, have the right, during normal business hours, to retain an independent third party to visit or assess all locations where Abaxis manufactures, maintains, ships, or repairs inventory of Products to conduct a quality assurance audit of such facilities and/or an on-site surveillance of its inventory storage tracking, provided that such independent third party shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.  Provided further that some or all of such audit activities may be undertaken directly by Abbott upon the prior mutual written agreement of the Parties.  In the event that an audit reveals matters that Abbott determines should be corrected by Abaxis, Abbott shall provide, in writing, within [ * ] of such audit, a list of such matters and any proposed corrective action to be taken by Abaxis.  Abaxis shall respond within [ * ] of receiving Abbott’s notification of the corrective action to be taken and an estimated complete date.

(m)
Compliance Audit.  Upon reasonable prior notice and at mutually agreeable times, Abaxis may, at Abaxis’ expense, retain an independent Third Party auditor to audit Abbott’s books and records pertaining to its business in the Field and Territory, to the extent such books and records are relevant to Abbott’s compliance with its obligations under this Section 3.1, solely to verify Abbott’s compliance with its obligations under this Section 3.1, provided that such independent third party auditor shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.

3.2       Diversion and Counterfeiting.

(a)
Resellers – Obligations of Abbott.  Abbott shall not promote or market any Product for use outside the Field or Territory, [ * ] will be [ * ] or otherwise [ * ]. Abbott shall not [ * ] that such [ * ].  In any event, Abbott shall [ * ] to [ * ].  Recognizing the end use of the Products is solely in healthcare in the Territory, Abbott shall not [ * ] or otherwise [ * ].  Abbott shall [ * ] and [ * ] to be [ * ].  Upon Abaxis’ request, if and to the extent Abbott or its Dealers Sell Products to customers for use outside the Field or Territory, Abbott shall [ * ] to the [ * ] and [ * ].  The Analyzer and Disc units Sold outside the Field or Territory shall not be included in Analyzer and Disc Purchases for the purpose of meeting the Minimum Purchase Requirement or the Minimum Sales Requirement contained in Section 2.4.  Without Abaxis’ specific written consent, Abbott may not [ * ] or otherwise [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)
Resellers – Obligations of Abaxis.  Neither Abaxis nor its Affiliates shall promote or market any Product in the Territory for use in the Field, [ * ] will be [ * ]. Neither Abaxis nor its Affiliates shall [ * ] that such [ * ].  Abaxis shall [ * ] to [ * ].  Abaxis and its Affiliates shall not [ * ] or otherwise [ * ].  Abaxis shall [ * ] and [ * ] to be [ * ].  Without Abbott’s specific written consent, neither Abaxis nor its Affiliates may [ * ] or otherwise [ * ].

(c)
Counterfeit Products.  Abbott shall purchase Products for distribution and Sale in the Field in the Territory exclusively from Abaxis.  If Abbott is offered the opportunity to purchase or otherwise becomes aware of any counterfeit products similar in appearance and/or function to the Products manufactured by an entity other than Abaxis (“Counterfeit Products”), Abbott shall promptly notify Abaxis thereof.  Abbott covenants and agrees not to knowingly purchase any Counterfeit Products, and the failure of Abbott to comply with the foregoing covenant and agreement shall constitute grounds for immediate termination of this Agreement by written notice to such effect sent by Abaxis.  Such termination of this Agreement shall be effective as of the date of receipt of any such notice by Abbott. In addition, Abbott acknowledges that its purchase of Counterfeit Products will cause Abaxis irreparable harm and that Abaxis shall have the right to equitable and injunctive relief, in addition to money damages, in the case of such action by Abbott.  Abbott further acknowledges and agrees that Abaxis shall have no obligation to provide any warranty services for Counterfeit Products, however obtained by a Dealer or End User in the Field and Territory.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)
Corrupt Practices.  Abbott shall comply with all relevant governmental rules and regulations with respect to Abbott’s promotion, marketing, Sale, and distribution of Products in the Field in the Territory.  Abbott agrees, in its performance of this Agreement, to comply with all applicable laws, including the U.S. Foreign Corrupt Practices Act (15 U.S.C. § 78dd-1, et seq.) (“FCPA”), U.S. export control laws, and anti-corruption laws in the Territory and to promptly notify Abaxis of any violations of such applicable laws by Abbott.  Further, Abbott represents and warrants that it shall take no action that would cause Abaxis to be in violation of the FCPA, U.S. export control laws or any other applicable anti-corruption laws in the Territory.  Abbott shall not use any compensation hereunder as payment to any government official or employee of any country in the Territory for the purpose of influencing such person's decisions or actions regarding the Products.

(e)
Abbott Compliance Audit.  Upon reasonable prior notice and at mutually agreeable times, Abbott may, at Abbott’s expense, retain an independent third party auditor to audit Abaxis’ books and records relating to Abaxis’ Sales of Product solely to verify Abaxis’ compliance with its obligations under this Section 3.2, provided that such independent third party auditor shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.

(f)
Abaxis Compliance Audit.  Upon reasonable prior notice and at mutually agreeable times, Abaxis may, at Abaxis’ expense, retain an independent third party auditor to audit Abbott’s books and records relating to Abbott’s Sales of Products solely to verify Abbott’s compliance with its obligations under this Section 3.2, provided that such independent third party auditor shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3           Purchase Prices.  Abbott’s Purchase Prices for the Products as of the Effective Date are set forth in Exhibit 1.17, attached hereto and incorporated herein.  All Purchase Prices for the Products and payments therefor shall be in U.S. dollars.

(a)
Price Adjustments.  The Purchase Price for each Product shall [ * ], upon [ * ] prior written notice, Abaxis may adjust the Purchase Prices for the Products, provided such increase may not exceed [ * ] the PPI [ * ] of the [ * ] the PPI [ * ]. “PPI” shall mean the most current final Producer Price Index for Manufacturing, Analytical and Scientific Instruments Except Optical, (industry code 334516-0), not seasonally adjusted, as published by the United States Department of Labor, Bureau of Labor Statistics; provided, that if the United States Department of Labor, Bureau of Labor Statistics, or a successor agency, ceases to publish the foregoing PPI, the index that will most nearly accomplish the purpose thereof and the use thereof by the parties hereto with respect to price increases under this Agreement shall be used in lieu of the foregoing PPI.

(b)
[ * ].  Abbott shall have the right to purchase [ * ] from Abaxis per Calendar Year at [ * ] to be used for [ * ].  In addition, Abbott shall have the right to purchase [ * ] from Abaxis in the [ * ] at a price of $[ * ] to be used for [ * ].  Such purchases of Product for [ * ] in accordance with this subsection will not count towards the Minimum Purchase Requirement and will not incur premium charges.

(c)	[Intentionally Omitted].

(d)
Resale Prices.  Abaxis price increases to Abbott are in no way contingent upon Abbott agreeing to increase prices to its customers nor its effectiveness in increasing prices to its customers.  Abbott shall set its own prices for resale of the Products to customers, provided that Abaxis may, at its option, suggest resale prices to Abbott.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)
Taxes; Import Fees.  All Purchase Prices for the Products do not include insurance, freight, customs, duties, taxes, any foreign, federal, state or local taxes that may be applicable to Products including, without limitation, sales, excise ([ * ] by the [ * ]), value-added, withholding, and other taxes. Customs duties and charges, if any, shall be borne by Abbott.  Any and all export and import licenses or approvals for Products in the Territory shall be held in [ * ] name, and such licenses or approvals will, [ * ], either [ * ] with the [ * ] or [ * ], in either case [ * ].  For clarity, in the event applicable laws or regulations prevent such export and import licenses or approvals from being held in [ * ] name, [ * ].  When Abaxis has the legal obligation to collect such taxes, the appropriate amount shall be added to Abbott’s invoice and paid by Abbott unless Abbott provides Abaxis with a valid tax exemption certificate authorized by the appropriate taxing authority.  [ * ] shall be responsible for all [ * ] by the [ * ].

3.4           Other Terms and Conditions of Sale.  Abbott’s purchase of Products from Abaxis hereunder shall also be subject to the following terms and conditions of sale:

(a)
Payment Terms.  Payment terms for all shipments of Products to Abbott shall be net [ * ] from the date of receipt of Abaxis' invoice to Abbott for each shipment of Products.  All payments shall be made without set-off or counterclaim and free and clear of and without deduction for any other charges of any kind, other than amounts that are the subject of a reasonable good faith dispute.  The invoiced amount shall be paid by Abbott to Abaxis by: (a) wire transfer to the bank specified by Abaxis, or (b) certified bankers check.  Abaxis reserves the right to change the payment or credit terms at any time upon [ * ] prior notice to Abbott. Any invoiced amount not received within [ * ] of the date the payment was due shall be subject to a service charge of the lesser of [ * ] percent ([ * ]%) per month or the maximum rate permitted by law.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)
Order Entry.  Abbott shall order Products on purchase orders consistent with the process set forth in Section 3.5; provided, however, that Abbott shall [ * ] of the [ * ] of the [ * ].  All purchase order forms shall specify the quantities of each Product ordered, requested delivery dates, the identity of Products ordered, Product price, and delivery and shipping instructions including carrier selected.  All orders will be governed by the terms of this Agreement. Any other terms and conditions stated on such purchase orders shall not be applicable to purchases hereunder.

(c)
Delivery.  All shipments of Products to Abbott shall be shipped F.O.B. Abaxis' facilities.  Abbott shall select the carriers for all shipments of Products hereunder following consultation with Abaxis, provided that [ * ].  Abbott shall be responsible for shipping charges for the Products, which shall be added to Abaxis’ invoices to Abbott.  Title and risk of loss shall pass to Abbott upon delivery of the Products to the carrier for shipment.  All shipments of Products shall contain bar codes that provide Product part number, lot number and expiration date.

(d)
Acceptance of Product.  Abbott shall inspect all Products upon delivery in a commercially reasonable manner.  Failure by Abbott to give notice of defective or damaged Product within the time periods specified in Section 3.4(e) shall be deemed a waiver of Abaxis' obligations as stated herein, with respect to such defect or damage only.  Notwithstanding the foregoing, this Section 3.4(d) is not intended to limit Abbott’s rights under Section 7.3 with respect to defective or damaged Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)
Defective and Improper Delivery; Product Returns.  If Abbott or a Dealer or End User claims that: (a) incorrect Product was shipped; or (b) there was a shortage in the shipment, and notice in writing of such incorrect shipment or shortage is provided to Abaxis within [ * ] of receipt of the shipment then, upon receipt of such notice, Abaxis' sole obligation shall be to either replace any incorrectly shipped Product, make up any shortfall, or refund any Purchase Price paid by Abbott as a credit, at Abaxis' option; provided, however, that [ * ].  If any Product is claimed by Abbott, a Dealer or End User to be defective and Abaxis is notified in writing of such defect within [ * ] of receipt of the Product by the End User or, in the case of a latent defect, Abaxis is notified in writing within [ * ] of discovery of such latent defect within the warranty period stated in Section 3.4(f), then Abaxis' sole obligation shall be to either repair or replace any Product found by Abaxis to be defective or determined to be defective by a Third Party laboratory as provided below.  If Abbott claims a credit pursuant to this Section 3.4(e), such claim shall be accompanied by the original invoice issued by Abbott to the End User or Dealer returning the Product.  Upon request by Abaxis, Abbott shall deliver to Abaxis, at Abaxis’ cost, any returned Product with regard to which the credit is claimed.  Abaxis shall determine [ * ], which [ * ].  Any disagreements between the parties as to which a returned Product is defective shall, at the request of either party, be resolved by a mutually acceptable independent third party laboratory after analysis of the relevant Products.  Such third party laboratory shall determine whether such Products are defective, and the parties agree that such laboratory’s determination on this issue shall be final, binding, and determinative.  The party against whom the third party laboratory rules shall bear all costs of such third party testing.  All sales of the Products are final and there will be no Product returns accepted except as set forth in this Section 3.4(e) without Abaxis' prior written consent.

(f)
Warranty.  In addition to the warranties provided in Article 6, Abaxis warrants that (i) each Product sold hereunder will, at the time of shipment, comply with the then-current specifications for such Product and be free and clear of any and all encumbrances, liens, or other third party claims; (ii) Products (including refurbished Analyzers) shall comply with Abaxis' standard warranty therefor, as set forth in Exhibit 3.4(f).  ABAXIS MAKES NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND ABAXIS EXCLUDES AND DISCLAIMS ANY OTHER WARRANTIES INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ABAXIS SHALL HAVE NO LIABILITY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RELATING TO THE SALE OR USE OF THE PRODUCTS, INCLUDING LOST PROFITS.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5           Rolling Forecasts.  [ * ] after the Effective Date, Abbott shall provide Abaxis with a monthly forecast of its requirements of the Products for the first full Contract Year.   On or before the [ * ] prior to the beginning of each subsequent calendar month during the Term, Abbott shall provide Abaxis with a rolling [ * ] forecast, the first [ * ] of which will be firm purchase orders binding on Abbott, the last [ * ] of each shall consist of Abbott’s best estimate forecast of its requirements of Products.  Abbott shall also provide, with each monthly forecast, a [ * ] rolling unit and dollar sales history detail for each individual Product, major customer type (Dealer and End User), United States and China, including Hong Kong, the quantities and prices of Products Sold by Abbott, the aggregate total dollar sales volume for purchases on a Product group-by-Product group basis and such other information relating to the Sales and distribution of Products by Abbott as Abaxis may reasonably request.

3.6           Inventory.   Abbott shall establish inventory targets and maintain inventory levels for Products [ * ] and shall maintain delivery targets [ * ].  Abbott shall ensure that Product is maintained in appropriate environmental conditions at all utilized Abbott distribution facilities, as prescribed by Abaxis.

3.7       Export Regulations.  Abbott will not take any action which would, or fail to take any action where such failure would, directly or indirectly result in or constitute a violation by Abaxis or Abbott of any applicable law, treaty, ruling or regulation, including, without limitation, laws and regulations relating to the export, resale and distribution of the Products. In performing Abbott’s obligations, Abbott or any person acting on its behalf must not seek, accept, offer, promise or give any payments, fees, loans, services or gifts from or to any person or firm as a condition or result of doing business with Abaxis or Abbott. In performing its obligations under this Agreement, neither Abbott nor any person acting on Abbott’s behalf shall make, directly or indirectly, any offer or promise or authorization of a bribe, kickback, payoff or any other payment or gift intended to improperly influence an agent, government official, political party or candidate for public office to exercise their discretionary authority or influence in order to assist in the sale, marketing, promotion, importation, licensing or distribution of the Products.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.8       Annual Reporting; Books and Records.  Abbott shall provide to Abaxis annually within [ * ] following the end of each Contract Year, a report that provides Product unit Sales to Dealers and End Users that Abbott Sells to directly, aggregated monthly in each country or region, and the calculation of the percentage of Products Sold to customers by country or region.  Abbott shall maintain books and records in keeping with standard industry practice relating to the Sale of Products hereunder including monthly Disc unit Sales to Dealers and End Users that Abbott Sells to directly, aggregated monthly in each country or region, and shall retain such records during the Term and for [ * ] thereafter.  Such books and records shall be in accordance with generally accepted accounting principles reflecting each Product's unit Sales and per country or region in the Territory.  Upon [ * ] prior written notice to Abbott, Abbott’s books and records relating to the Sale of Product hereunder shall be open for inspection in accordance with the following terms.  To conduct such inspection, Abaxis shall retain, at its own expense, an independent certified public accountant reasonably acceptable to Abbott.  Such examination shall occur at Abbott’s principal place of business during normal business hours for the sole purpose of verifying the accuracy of financial calculations hereunder.  Such independent accountant shall be required to execute a mutually acceptable confidentiality agreement and shall report to Abaxis only the amount of any discrepancy, if any, in the calculations.  Abaxis shall bear the cost of such audit, unless the audit reveals inaccurate annual reporting of unit Sales greater than [ * ] percent ([ * ]%) or a value of [ * ] Dollars ($[ * ]) (whichever is greater), in which case Abbott shall reimburse Abaxis for its reasonable expenses incurred in connection with such audit.

3.9           Product Recalls and Complaints.  Upon Abaxis’ request, and at Abaxis’ sole cost, Abbott shall assist Abaxis in identifying Dealers and End Users for notification in connection with any Product recalls; provided, however, that if such Product recall is due to any fault of or material breach by Abbott, then the cost of such Product recall shall be apportioned to Abbott and Abaxis according to each Party’s relative fault for the Product recall. Within [ * ] of Abbott’s own receipt of notice (at Abbott headquarters) of any End User technical questions, complaints or actual or alleged Product defects, Abbott shall notify Abaxis thereof orally, followed promptly by a written notice.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.10       Billing and Collections.  Abbott shall have sole responsibility for billings to and collections from customers for Abbott’s sales of Products.

3.11       Abaxis Trademarks.  Abbott acknowledges that Abaxis Trademarks are valid trademarks and trade names and the sole property of Abaxis, and Abbott shall not disparage or challenge the validity of Abaxis Trademarks during the Term.  Abbott shall promptly notify Abaxis of any actual or alleged infringements of Abaxis Trademarks of which Abbott becomes aware during the Term.  Nothing contained herein shall be construed to authorize Abbott: (a) to use any Abaxis Trademarks as a style or name, or as a part of the style or name, of any firm, partnership or corporation; (b) to apply Abaxis Trademarks to any goods other than the Products; or (c) at any time after the termination of this Agreement, to apply Abaxis Trademarks to goods or to any other use whatsoever.

3.12        Non-Competition Obligations.  During the Term, other than the Analyzer and the Discs, Abbott shall not promote, distribute or sell [ * ] that utilizes [ * ] for [ * ] (i) [ * ], (ii) [ * ], (iii) [ * ], (iv) [ * ], (v) [ * ], and (vi) any [ * ] in the Product from time to time during the Term (“Competitive Product”) in the Field in the Territory, and shall use its best efforts to ensure compliance with the provisions of this Section 3.12 by all Abbott employees, subject to the following exceptions and conditions:

(a)            Exception for Recall or Withdrawal.  If any Product is the subject of a recall, withdrawal or interruption of Product supply for a period in excess of [ * ], or a Product is not available for resale due to Abaxis’ inability to supply such Products, Abbott may, at its option, purchase and resell reasonably comparable replacement products for the duration of such recall or withdrawal or Product unavailability, provided that (i) [ * ] and [ * ], and [ * ] and [ * ] of such recall, withdrawal or Product unavailability; (ii) [ * ] and/or [ * ] which are [ * ] rather than [ * ]; (iii) Abbott shall return to selling recalled, withdrawn or unavailable Products [ * ] and discontinue selling competitor’s products within [ * ] of the availability of such Products [ * ]; (iv) Abaxis shall notify Abbott in writing at least [ * ] prior to the availability of such Products [ * ] to enable Abbott to commence reduction of competitive product stock.  In the event that Abbott does not cease selling replacement products and resume selling Products [ * ] as set forth above within [ * ] of such Products becoming available, Abaxis shall have the right, without prejudice to any other rights or remedies available to it, to terminate this Agreement upon [ * ] prior written notice to Abbott.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)           Compliance Audit.  Upon reasonable prior notice to Abbott and at mutually agreeable times, Abaxis may, at Abaxis’ expense, retain an independent Third Party auditor to audit Abbott’s sales records, branch inventory and any other records necessary to verify Abbott’s compliance with its obligations under this Section 3.12, provided that such independent Third Party auditor shall execute a customary confidentiality agreement with the audited party with respect to the information received in connection with such audit that is not broader in scope or more burdensome than the confidentiality obligations contained in this Agreement.  In the event that any such audit reveals that Abbott is non-compliant with the provisions of this Section 3.12 or that Abbott has given to Abaxis false sales data or other information concerning the purchase or sale Products, Abaxis shall notify Abbott of the results of such audit and Abbott shall have [ * ] to cure any identified deficiencies.  In the event that Abbott does not cure any identified deficiencies within such [ * ] period, Abaxis may, as its sole remedy, terminate this Agreement on [ * ] notice to Abbott.

3.13        Regulatory Approvals.  If and solely to the extent required by local laws, Abaxis shall, [ * ], obtain and maintain in effect all regulatory registrations, permits, licenses and approvals (collectively, “Approvals”) necessary or appropriate for the importation of the Products into, and the distribution, sale, resale, and use of the Products within the Territory; provided however that Abbott shall, [ * ], obtain and maintain in effect all Approvals that Abaxis requests that Abbott obtain and maintain.  Abbott represents and warrants that it has and shall maintain at all times during the Term, all Approvals it has agreed to obtain and is responsible for on behalf of or for Abaxis pursuant to this Section 3.13.  Abaxis shall promptly forward all copies of all such Approvals obtained and maintained by Abaxis to Abbott’s Regulatory Affairs Department. Abaxis shall inform Abbott within a reasonable period of time of any changes to the Approval process or the vigilance reporting requirements within the Territory.  To the extent permitted by applicable law, such Approvals shall be [ * ]. If, however, applicable law requires [ * ] of this [ * ], Abbott shall, [ * ] and [ * ], or to [ * ].  Abaxis represents and warrants that it has and shall maintain at all times during the term of this Agreement, all Approvals it is responsible for (other than those of Abbott) pursuant to this Section 3.13.  Should Abaxis fail to obtain or maintain such Approvals during the term of this Agreement, Abbott shall have the right to immediately terminate this Agreement upon written notice to Abaxis.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.14        Legal Environment.  Each Party shall immediately advise the other if it becomes aware of any legislation, rule, regulation or other law (including, but not limited to, all health and safety, custom, trade, tariff or other import laws, approvals process or vigilance reporting requirements) which is in effect or which may come into effect after this Agreement becomes effective and which affects the importation of the Products into, or the distribution, sale, or use of the Products within the Field in the Territory, and the Parties shall use commercially reasonable efforts to remain informed of all such legislation, rules, regulations or other laws.

3.15        Quality.  Abbott shall maintain a distribution record system, compliant with all applicable laws and regulations, that enables Abaxis to effect any required Product quality holds or Product recalls.

3.16        Contacts with Authorities.  Abbott shall notify Abaxis of any correspondence exchanged with local authorities regarding the distribution of the Products in the Territory.

3.17        Debarment and Exclusion.  Abbott represents and warrants that, to the best of its knowledge, neither it, nor any of its employees or agents providing services under this Agreement, has ever been, is currently, or is the subject of a proceeding that could lead to that Party becoming, as applicable, a Debarred Individual or Debarred Entity.  A “Debarred Individual” is an individual who has been debarred by the U.S. Food and Drug Administration (“FDA”) pursuant to Title 21 United States Code §335a (a) or (b), or by any other competent authority, including, without limitation, any local competent authority, from providing services in any capacity to a person that has an approved or pending drug product application. A “Debarred Entity” is a corporation, partnership or association that has been debarred by FDA pursuant to Title 21 United States Code §335a (a) or (b), or by any other competent authority, including, without limitation, any local competent authority, from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of such a corporation, partnership or association.  Abbott further covenants, represents and warrants that if, during the term of this Agreement, it becomes aware that it, or any of its employees or agents providing services under this Agreement, becomes or is the subject of a proceeding that could lead to that Party becoming, as applicable, a Debarred Individual or Debarred Entity, Abbott shall immediately notify Abaxis, and Abaxis shall have the right to immediately terminate this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.18        Customer Communication.  Abbott shall promptly inform Abaxis of any Product quality-related communication (i.e., Product information, customer letters, device correction).  Abbott shall follow the reasonable actions requested by Abaxis regarding quality-related matters and, at Abaxis’ request, provide any reasonable quality-related information without delay to its customers.

3.19       Promotional Materials.  At no cost to Abbott, Abaxis shall provide Abbott with such promotional materials relating to the Products as Abaxis deems appropriate in such quantities as may be mutually agreed for Abbott’s use hereunder.  Such documents shall be in the English language, and may be in other languages to the extent already available.  As required by local regulatory laws or regulations, Abbott shall, at its own cost, arrange for translation and certification of the translation of documents relating to the Products by a professional translator into the local language(s) of Customers and shall revise such translation (and update the applicable certification) in accordance with the changes to the Documents that may be made from time to time by Abaxis.  Such translation shall at a minimum meet all regulatory requirements of the Territory and be of a standard deemed appropriate for medical products and comparable with that provided for other products sold into the health care industry in the Territory.  Abbott will provide any documents translated into the local language, along with their associated certifications, to Abaxis for review and shall revise such translation according to Abaxis’ comments.

3.20        Training For Abbott and End Users.  Abaxis shall provide Abbott personnel such training, at Abaxis' expense, as Abbott may request in writing and that Abaxis, at its sole discretion, deems reasonable.  Notwithstanding the above, all expenses incurred by Abbott’s personnel in connection with such training, including without limitation, travel and other per diem expenses shall be borne by Abbott.  Records of original training (i.e., excluding any follow-up training) directed by Abaxis will be maintained at Abaxis’ place of business in its Document Control department, and copies of such records will be provided to Abbott.  Abbott, prior to shipment of Products to an End User, shall provide to each such End User Product storage and use instructions.  Abbott shall use commercially reasonable efforts to ensure that all necessary and adequate introductory training is made available to End Users within [ * ] after receipt of Analyzers and Discs; further, Abbott shall provide its End Users with necessary and adequate training and support within [ * ] after delivery of the first shipment of Products to an End User.  Upon Abbott’s written request, Abaxis may provide follow-up training, at its sole discretion, at Abbott’s facility.  Abaxis shall pay for its employees' salaries and their travel and travel-related expenses, including meals, lodging and other living expenses.  For training situations not covered by this Section 3.20, and the Parties shall discuss how to equitably share the travel and related expenses.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 4

INTELLECTUAL PROPERTY

4.1           Markings.  Products distributed by Abbott hereunder shall include the Abaxis Trademarks.  Abbott shall not omit or alter patent numbers, trade names or trademarks, numbers or series or any other Abaxis markings affixed on the Products obtained from Abaxis or alter labeling of Products.  Abbott is not authorized to use the trademark and trade name “Abaxis” or any other trademark or trade name of Abbott in any manner except to indicate that Abbott is the exclusive distributor of Product in the Field in the Territory and that Abaxis is the manufacturer of the Products, which use shall in any event be consistent with the provisions of Section 4.2 during the Term, that Abbott is an independent distributor for Abaxis and is selling Abaxis’ Products.

4.2           Use of Trademarks and Tradenames.

(a)            Abaxis hereby grants to Abbott a license to use, on a nonexclusive basis for the Term, in the Field, in the Territory, without cost to Abbott other than payment for the Products, the Abaxis Trademarks, solely to identify Abaxis as the manufacturer of the Products and for Abbott’s distribution of Products and related performance under this Agreement.  Abbott’s license to use the Abaxis Trademarks shall include the right to use the Abaxis Trademarks in connection with advertising and marketing the Products, and the right to promote that Abbott is an independent distributor for Abaxis and is selling Abaxis' Products.    The Abaxis Trademarks and the goodwill associated therewith are and shall remain the exclusive property of Abaxis.  Abbott shall not:  (a) use the Abaxis Trademarks as part of any composite mark including any elements not approved in advance in writing by Abaxis; (b) challenge the validity or enforceability of the Abaxis Trademarks (unless such restriction is illegal); or (c) acquire any proprietary rights in the Abaxis Trademarks by reason of any activities under this Agreement or otherwise.  All uses of the Abaxis Trademarks by Abbott and any additional goodwill created thereby shall inure to the exclusive benefit of Abaxis.  Except for the limited right to use the Abaxis Trademarks as set forth herein, no right, license or other interest with respect to the Abaxis Trademarks is granted under this Agreement.  Abaxis, at all times during the Term on reasonable notice, shall have the right to inspect the materials and services on or in connection with which the Abaxis Trademarks are used in order to assure Abaxis that its quality standards relating to the Products and Abbott’s servicing and other provisions of this Agreement pertinent to the Abaxis Trademarks are being observed.  If at any time Abaxis shall reasonably object to any use to which the Abaxis Trademarks are put, Abbott shall promptly cease any such use.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)           Abbott hereby grants to Abaxis a license to use (but with no obligation to use), on a non-exclusive basis for the Term, in the Field in the Territory, the Abbott Trademarks, solely to identify Abbott as a distributor for the Products.  Abaxis acknowledges and agrees that Abbott is the sole and exclusive owner of all right, title and interest in and to the Abbott Trademarks, and that any and all goodwill derived from its use of the Abbott Trademarks as permitted hereunder shall inure solely to the benefit of Abbott.  Abaxis shall obtain the prior written approval of Abbott for all use of the Abbott Trademarks, including, but not limited to, use of the Abbott Trademarks in any publication, press release, marketing materials, promotional materials, or website.  Abbott may grant or withhold approval at Abbott’s sole discretion.  If at any time Abbott shall reasonably object to any use to which the Abbott Trademarks are put, Abaxis shall promptly cease any such use.  Abaxis shall not, during or after the Term, anywhere in the world, take any action that in Abbott’s sole and absolute discretion impairs or contests or tends to impair or contest the validity of Abbott’s right title and interest in and to Abbott’s Trademarks.

(c)            Abbott agrees to refrain from any use of the Abaxis Trademarks in a manner that threatens to damage the goodwill associated with the Abaxis Trademarks or which threatens to tarnish the reputation or otherwise reflect unfavorably upon Abaxis.  Abaxis agrees to refrain from any use of the Abbott Trademarks in a manner that threatens to damage the goodwill associated with the Abbott Trademarks or which threatens to tarnish the reputation or otherwise reflect unfavorably upon Abbott.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3           License to Use Computer Software.  All software, on whatever media and in whatever form, Abaxis shall deliver to Abbott hereunder (the "Software") is and shall remain the property of Abaxis and its suppliers and licensors thereof and shall only be used in accordance with the terms of this Agreement and any End User License Agreements (each, a "EULA") distributed therewith.  The Software contains copyrighted and proprietary trade secrets of Abaxis (and its suppliers and licensors), and Abbott shall keep the Software in confidence.  Abbott shall not copy, use or disassemble the Software unless agreed by Abaxis.  Abbott shall have the right to reproduce Software only for:  (a) one backup/archival copy; and (b) installation on and use with equipment designated by Abaxis as suitable therefor and for use solely with the Products distributed by Abbott.  Abbott shall reproduce the copyright and other proprietary notices of Abaxis and Third Parties present in the Software delivered to Abbott.  Abbott’s license to use and distribute the Software shall terminate on the earlier of:  (w) termination of this Agreement; (x) discontinuance of use of the designated equipment for the Software; (y) discontinuance of payment of periodic license and maintenance fees, if any; or (z) breach by Abbott of any of the above given terms; provided, that End Users' license rights shall continue in accordance with each EULA.  All copies of Software with respect to which the license hereunder is terminated shall be returned to Abaxis within [ * ] after such termination.  Abbott shall deliver to each End User a copy of Abaxis' EULA, which shall inform them that such Software is and shall remain the property of Abaxis and its suppliers and licensors.  Copies of the translated materials shall be provided by Abbott to Abaxis for inclusion in the technical file before any CE marked Product is distributed in Abbott’s territory in the Field.

ARTICLE 5

CONFIDENTIALITY

5.1           Confidential Information.  It is contemplated that in the course of the performance of this Agreement each Party may, from time to time, disclose Confidential Information to the other Party.  The Confidential Information may be in any form whatsoever and shall be disclosed by one Party to the other Party in connection with this Agreement pursuant to the respective rights and obligations hereunder.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2           Term of Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed to in writing, during the term of this Agreement and for a period of [ * ] following the termination of this Agreement, the receiving Party shall take such reasonable measures to maintain such Confidential Information as confidential as it takes to protect its own proprietary and confidential information, shall not use for its own benefit or the benefit of others, and shall not publish or otherwise disclose such Confidential Information except that each Party shall be each permitted to disclose portions of Confidential Information to the extent reasonably necessary to exercise its rights or fulfill its obligations hereunder, to such Party’s employees, agents, attorneys, accountants and other professional advisors, provided that such recipients of Confidential Information are subject to an obligation of confidentiality to such Party.

5.3           Disclosure Due to Judicial or Administrative Processes.  In the event that a receiving Party is required by applicable judicial or administrative process to disclose Confidential Information, it shall promptly notify the disclosing Party and will reasonably cooperate with and allow the disclosing Party, at its sole cost and expense, a reasonable time to oppose such process and/or seek a protective order to limit exposure to and dissemination of said Confidential Information.

5.4           Disclosure Mandated by Law.  To the extent any disclosure is required by applicable law or regulation, including but not limited to securities or other laws or regulations of any country, the Parties shall consult with each other regarding the contents of such disclosure prior to such disclosure, and the Party intending to disclose the Confidential Information pursuant to this Section 5.4 in any event shall provide to the other Party a draft copy of the information to be disclosed for approval at least [ * ] prior to such disclosure, such approval not to unreasonably withheld.

5.5           Publicity.  Neither Party shall make any public announcement concerning this Agreement, nor make any public statement which includes the name of the other Party or any of its Affiliates, or otherwise use the name of the other Party or any of its Affiliates in any public statement or document, except as may be required by law or judicial order, without the written consent of such other Party, which written consent shall not be unreasonably withheld.  Notwithstanding the foregoing, Abaxis shall have the right, without obtaining Abbott’s consent, to make a public announcement that solely communicates the fact that Abaxis has filed a legally required disclosure with the Securities and Exchange Commission relating to the execution of this Agreement, provided that Abbott shall have an opportunity to review and comment on such disclosure at least [ * ] before such disclosure is filed.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.6           Terms of the Agreement.  The terms of this Agreement are confidential and shall be treated as Confidential Information hereunder.

5.7           Return or Destruction of Confidential Information.  Upon expiration or termination of this Agreement, or at any time upon request by Abaxis, Abbott shall promptly return to Abaxis or destroy all Confidential Information disclosed by Abaxis to Abbott (including any and all copies thereof).  Upon request, Abbott shall certify to Abaxis that such action has been taken.  Upon expiration or termination of this Agreement, or at any time upon request by Abbott, Abaxis shall promptly return to Abbott or destroy all Confidential Information disclosed by Abbott to Abaxis (including any and all copies thereof).  Upon request, Abaxis shall certify to Abbott that such action has been taken.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

6.1           Each Party hereby represents and warrants to the other Party as follows:

(a)           Corporate Existence and Power.  Such Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (b) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted and as it is proposed to be conducted hereunder, and (c) is in compliance with all requirements of applicable laws and regulations, except as previously disclosed to the other Party or to the extent that any noncompliance would not have a material adverse effect on the properties, business, or financial condition of such Party and would not materially and adversely affect such Party's ability to perform its obligations under this Agreement.

(b)           Authorization and Enforcement of Obligations.  Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)           Consents.  All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained.

(d)           No Conflict.  The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation of such Party.

(e)           Compliance With Laws.  Each Party shall perform its obligations hereunder in compliance with all applicable laws, including without limitation federal, state and local laws, regulations and accepted industry guidelines.

6.2           Intellectual Property Representations and Warranties.  Abaxis represents and warrants to Abbott as follows:

(a)            Abaxis owns the intellectual property or has the right to license the intellectual property for which a license is granted under this Agreement, including, but not limited to, the Abaxis Trademarks and Software;

(b)          Abaxis will [ * ], the [ * ] that are set forth in this Agreement;

(c)            To Abaxis’ knowledge, the [ * ] are [ * ] in the Territory;

(d)           As of the date of this Agreement and to Abaxis’ knowledge, [ * ] by the [ * ] in accordance with this Agreement, including, but not limited to, [ * ] and [ * ] in accordance with this Agreement;

(e)           As of the date of this Agreement, there have been no written claims or assertions made against Abaxis that the making, using, offering for sale, importing or distribution of the Products in the Territory [ * ], or [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 7

INDEMNIFICATION AND INSURANCE

7.1           Abbott Indemnification.  Abbott shall defend, indemnify and hold harmless Abaxis, its Affiliates, and the officers, directors, employees and agents of Abaxis and its Affiliates, from and against any and all liabilities, damages, claims, demands, costs, or expenses (including reasonable attorneys' fees) claimed by any Third Party for any property or other economic loss or damage or injury or death suffered by it to the extent the same is determined to have been caused by (i) Abbott’s negligence, willful misconduct or breach of this Agreement, or (ii) the use of a Product outside the Field, other than to the extent of any breach of this Agreement by Abaxis, but only if Abbott knowingly and willingly promoted or marketed such Product for such use outside the Field, or Sold such Product when it knew or should have reasonably known that such Product would be used outside the Field.

7.2           Insurance.  During the Term, Abaxis and Abbott shall each maintain general business liability insurance coverage, including, if applicable, self-insurance, in the minimum aggregate amount of [ * ] Dollars ($[ * ]).

7.3           Abaxis Indemnification.  Abaxis shall defend, indemnify and hold harmless Abbott, its Affiliates, and the officers, directors, employees and agents of Abbott and its Affiliates, from and against any and all liabilities, damages, claims, demands, costs, or expenses (including reasonable attorneys’ fees) claimed by any Third Party for any property or other economic loss or damage or injury or death suffered by it to the extent the same is determined to have arisen out of or been attributable to: (i) [ * ] in the Field in accordance with the procedures and for the uses set forth in the operator’s manual, product insert or other instructions setting forth the intended use for the applicable Product; (ii) the use of a Product in the Territory in the Field other than to the extent of any willful misconduct, negligence or breach of this Agreement by Abbott; (iii) any claim by a Third Party relating to the Abaxis Trademarks, Software, or other Abaxis intellectual property, including, but not limited to, claims arising out of Abbott’s use of the Abaxis Trademarks, Software or other Abaxis intellectual property in the Territory in accordance with the terms of this Agreement; or (iv) Abaxis’ negligence, willful misconduct or breach of this Agreement.  Abaxis’ obligations hereunder will apply only when the applicable Product is unmodified by Abbott, lawfully used in the Field, lawfully dispensed or lawfully distributed all in accordance with the terms and conditions of this Agreement, and used in accordance with the applicable operator’s manual, product insert or as otherwise instructed in writing by Abaxis.  Any other use of the applicable Product will not be subject to this indemnity.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4       Conditions of Indemnifications.  If Abaxis seeks indemnification from Abbott pursuant to Section 7.1 or Abbott seeks indemnification from Abaxis pursuant to Section 7.3, the Party seeking indemnification shall (a) notify the other Party in writing of the claim or suit for which indemnification is sought within [ * ] after the date the Party seeking indemnification itself receives notice of such claim or suit and (b) allow the other Party to control the defense or settlement of such claim or suit, provided that the Party seeking indemnification may, at its own option and expense, participate in the defense or settlement of such claim or suit, and provided further that the indemnifying Party shall not enter into any binding settlement, consent to any judgment or otherwise resolve any such claim or suit pursuant to which the indemnified Party would be obligated to take or refrain from taking any action or to make any payments or admissions, without the indemnified Party’s prior written consent, such consent not to be unreasonably withheld or delayed.  Failure to deliver written notice pursuant to this Section 7.4 shall only relieve the indemnifying Party of its obligations under this Article 7 if and to the extent such indemnifying Party is actually materially prejudiced thereby.

ARTICLE 8

TERM AND TERMINATION

8.1           Expiration.  Unless terminated earlier by written agreement of the Parties or in accordance with the provisions of this Agreement, the term of this Agreement shall commence on the Effective Date and continue until the conclusion of Five (5) Contract Years thereafter (“Initial Term”).  UPON EXPIRATION OF THE INITIAL TERM, THE AGREEMENT SHALL CONTINUE AUTOMATICALLY FOR ADDITIONAL SUCCESSIVE ONE (1) YEAR PERIODS (EACH ONE (1) YEAR PERIOD AFTER THE INITIAL TERM, A “RENEWAL TERM”) UNLESS TERMINATED BY EITHER PARTY BY GIVING WRITTEN NOTICE OF NON-RENEWAL TO THE OTHER PARTY NOT LESS THAN SIX (6) MONTHS PRIOR TO EXPIRATION OF THE INITIAL TERM OR ANY RENEWAL TERM OR UNLESS OTHERWISE TERMINATED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.  The Initial Term and Renewal Terms shall be defined as the “Term” of the Agreement.  If Abaxis gives notice to Abbott of its election not to renew this Agreement, Abaxis shall pay Abbott a one-time termination fee of [ * ] on the last day of the Term.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2           Early Termination.  This Agreement may be terminated as set forth below and following provision of written notice:

(a)
Bankruptcy.  A Party may terminate this Agreement if the other Party becomes insolvent, is adjudged bankrupt, applies for judicial or extra-judicial settlement with its creditors, makes an assignment for the benefit of its creditors, voluntarily files for bankruptcy or has a receiver or trustee (or the like) in bankruptcy appointed by reason of its insolvency, or in the event an involuntary bankruptcy action is filed against the other Party and not dismissed within [ * ], or if the other Party becomes the subject of liquidation or dissolution proceedings or otherwise discontinues business.

(b)
Default.  A Party may terminate this Agreement if the other Party commits a material breach of this Agreement and the Party alleged to be in breach fails to (i) cure such breach or (ii) commence dispute resolution proceedings under Section 9.11 contesting whether a breach has occurred and/or whether such breach is a material breach within [ * ] after receipt of written notice from the Party asserting the breach. For purposes of this Section, a material breach by Abaxis shall include, but is not limited to, any material breach by Abaxis of its non-competition obligations pursuant to Section 3.12.

(c)
Change of Control.  In the event that a Third Party, directly or indirectly, acquires at least fifty percent (50%) of the controlling interest in or assets of Abaxis, whether in a single transaction or otherwise, including any sale of assets, sale of shares, mixed sale of assets and shares, merger, consolidation or other form of business combination transaction (“Change of Control”), Abaxis shall give written notice of such Change of Control to Abbott within [ * ] of the effective date of such Change of Control.  Within [ * ] of a Change of Control, Abbott shall have the right to terminate this Agreement upon written notice to Abaxis setting forth the effective date of termination of this Agreement, which effective date shall be no earlier than [ * ] after the date of receipt of Abbott’s notice of termination. Within [ * ] of a Change of Control, Abaxis or its successor shall have the right to terminate this Agreement upon written notice to Abbott setting forth the effective date of termination of this Agreement, which effective date shall be no earlier than [ * ] after the date of receipt of Abaxis’ notice of termination.  If during the [ * ] Contract Year or any time thereafter (i.e., the following one-time fee is not applicable if the termination notice occurs during the [ * ]) Abaxis or its successor gives notice to Abbott of its election to terminate this Agreement pursuant to this Section 8.2(c), Abaxis or its successor shall pay Abbott a one-time termination fee on the last day of the Term in an amount equal to [ * ] in the [ * ] by [ * ] in the [ * ] by [ * ] in the [ * ] by [ * ] in the [ * ] by [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.3           Effect of Termination.  Upon the termination of this Agreement:

(a)	The Parties shall immediately cease the use of any Confidential Information of the other Party and, in the case of Abbott, of the Abaxis Trademarks, except as permitted in Section 8.3(b) below.

(b)
Unless this Agreement is terminated by Abaxis for Abbott’s breach or bankruptcy, and subject to Abaxis' rights as provided in this Section 8.3, (i) Abaxis shall honor all accepted purchase orders providing for delivery of Product within [ * ] of the date of termination and for which Abbott pays in full prior to shipment, and (ii) Abbott or its successor may Sell Products on a nonexclusive basis but otherwise on the terms set forth in this Agreement its remaining inventory of Products for a period of up to [ * ] following the date of termination.

(c)
Abaxis shall have the right (but not the obligation), upon prior written notice to Abbott given within [ * ] after termination to purchase from Abbott all or any portion of the Products in its inventory, for the same Purchase Prices paid for such products by Abbott, at the time of such termination for credit against outstanding invoices, or for cash refund to the extent there are no invoices then outstanding.

(d)	Abbott shall return to Abaxis all promotional and sales training materials provided to Abbott by Abaxis under this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)
To the extent permitted by law, Abbott shall assign to Abaxis and deliver to Abaxis any and all export and import permits, health resignations, licenses, exemptions from customs duties and governmental consents of any nature specifically relating to Abaxis Products, which Abbott may have or retain directly or indirectly in connection with the Products imported, Sold and/or distributed under this Agreement, which it has not yet assigned or waived, or which have not yet been delivered prior to termination.

(f)
Abbott shall not, in the final six months of any notification of termination (or such actual time after notice and before actual termination, if shorter), undertake any actions intended or designed to cause End Users to purchase higher than normal levels of inventory of Products.

8.4           Continuing Obligations.  Upon any termination of this Agreement (except termination for cause by Abbott due to Abaxis' breach), at Abaxis' election and in accordance with Abaxis' instructions, Abbott shall:  (a) cooperate in referring End Users to Abaxis or to such other persons as Abaxis may direct for continuing purchase of Products and related services; and (b) provide Abaxis with a list of each End User who purchased Product through Abbott, including records of all Software updates performed.  Following termination of this Agreement for any reason, Abbott shall have no further obligations to End Users with respect to Software updates and maintenance or technical support.  Nothing in this Agreement shall be construed as preventing Abbott from soliciting End Users for other products following the termination of this Agreement.

8.5           Post-Termination Obligations.  Termination or expiration of this Agreement through any means and for any reason shall not relieve the Parties of any obligations accruing prior thereto, and shall be without prejudice to the rights and remedies of either Party with respect to any breach of any of the provisions of this Agreement.

8.6           Survival.  The following Articles and Sections shall survive termination or expiration of the Agreement:  Articles 1, 5 and 9 and Sections 3.4(f), 7.1, 7.3, 7.4, 8.1, 8.3, 8.4, 8.5 and 8.6.  In addition, all provisions that expressly survive termination, that are irrevocable or that arise due to termination shall survive in accordance with their terms.  Any other provisions of this Agreement contemplated by their terms to pertain to a period of time following termination or expiration of this Agreement shall survive only for the specified period of time.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 9

MISCELLANEOUS

9.1           Force Majeure.  Neither Party shall be held in breach of this Agreement for failure to perform any of its obligations hereunder and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is a result of any acts of God; acts of the public enemy; civil strife; wars declared or undeclared; embargoes; labor disputes, including strikes, lockouts, job actions or boycotts; fires; explosions; floods; shortages of material or energy; events caused by reason of laws or regulations or orders by any government, governmental entity or instrumentality or by any other supervening unforeseeable circumstances beyond the reasonable control of the Party so affected.  The Party so affected shall: (a) give prompt written notice to the other Party of the nature and date of commencement of the force majeure event and its expected duration; and (b) use its commercially reasonable efforts to relieve the effect of such cause as rapidly as possible.

9.2           Assignment.  This Agreement may be assigned by Abbott to an Abbott Affiliate without consent of Abaxis. In addition, (a) any Party may without the consent of the other Party assign its rights to payments under this Agreement and (b) any Party may without the consent of the other Party assign its rights and delegate performance of its obligations under this Agreement in connection with a sale of all or substantially all of that portion of the business of the assigning Party to which this Agreement relates (whether such sale is structured as a sale of assets, sale of shares, mixed sale of assets and shares, merger, consolidation or other form of business combination transaction).  The assigning Party shall provide a written notice to the other Party of any assignment pursuant to clause (b) above as of the date of the assignment.  Following any assignment pursuant to clause (b) above, the assigning Party shall continue to be responsible for the performance of all obligations arising under this Agreement prior to the date of assignment, and the assignee shall be responsible for the performance of all obligations arising under this Agreement on or after the date of the assignment.  In addition, Abbott shall identify to Abaxis the Affiliate as promptly as practicable following assignment to such Affiliate.

Except as otherwise provided in this Section 9.2, no Party shall assign its rights or delegate performance of its obligations under this Agreement to any Third Party without the prior written consent of the other Party, such consent not to be unreasonably withheld, and any attempted assignment without such consent shall be void.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by, the Parties and their successors and permitted assigns.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.3           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of each of the Parties and its successors and permitted assigns.

9.4           Waiver.  No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both Parties. Failure by either Party to enforce any of its rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either Party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

9.5           Severability.  Any provision of this Agreement that in any way contravenes the law of any state or country in which this Agreement is effective shall, in that state or country, to the extent the law is contravened, be considered separable and non-applicable and shall not effect any other provision or provisions of this Agreement.  Parties shall cooperate to mitigate the effects of any such contravening clause/term.

9.6           Relationship of the Parties.  The relationship of the Parties under this Agreement is that of independent contractors.  Nothing contained in this Agreement is intended or is to be construed so as to constitute the Parties as partners, joint ventures, or either Party as an agent or employee of the other.  Neither Party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of the other, or to bind the other Party to any contract, agreement or undertaking with any Third Party, and no conduct of the Parties shall be deemed to infer such right.

9.7           Entire Agreement; Modifications.  This Agreement, together with any exhibits hereto, constitute the entire agreement between the Parties relating to the subject matter hereof.  It may not be modified or amended except in a writing and signed by both Parties.  All previous agreements or arrangements between the Parties, written or oral, relating to the subject matter hereof are hereby canceled and superseded.

9.8           Compliance with Law.  In performing this Agreement, each Party shall comply with all applicable laws, regulations and guidelines and shall not be required to perform or omit to perform any act required or permitted under this Agreement if such performance or omission would violate the provisions of any such law, regulation or guideline.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.9           Counterparts.  This Agreement may be executed in one or more identical counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

9.10        Governing Law.  All disputes arising in any manner out of or in relation to this Agreement shall be resolved in accordance with the laws of Illinois, without reference to its choice of laws provisions.  Each Party hereby disclaims the application to this Agreement of the United Nations Convention on the International Sale of Goods.

9.11        Alternative Dispute Resolution.  Any dispute that arises in connection with this Agreement shall be binding on the Parties and resolved by binding Alternative Dispute Resolution (“ADR”) in the manner described in Exhibit 9.11.

9.12        Notices.  Any notice, report, payment or statement required or permitted under this Agreement shall be considered to be given when in writing sent by certified mail (return receipt requested), postage prepaid, or faxed then mailed, or if sent via courier and addressed to the Party for whom it is intended at its address of record.  The record address of the Parties is as follows:

If to Abaxis:	Abaxis, Inc.
Attn: Chief Commercial Officer
3240 Whipple Road
Union City, CA 94587
Fax: 510-441-6150

with copy to:	Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304-1130
Attn:  Glen Sato, Esq.
Fax: 650-849-7400

If to Abbott:	Director, Business Development
Abbott Point of Care
400 College Road East
Princeton, NJ  08540
Tel: 609-454-9418
Fax: 609-228-5570

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

with copy to:	Divisional Vice President, Commercial Legal Operations
Abbott Laboratories
AP6A-2
100 Abbott Park Road
Abbott Park, IL 60064-6049
Fax: 847-938-1206

9.13        Expenses.  Unless otherwise specifically provided for herein, all costs and expenses incurred with connection with this Agreement and the transactions contemplated hereby shall be paid by the Party that shall have incurred the same, and the other Party shall have no liability thereto.

9.14        Interpretation.  When a reference is made in this Agreement to Sections, Subsections, Tables or Exhibits, such references shall be to a Section, Subsection, Table or Exhibit to this Agreement unless otherwise indicated.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The table of contents and headings, if contained in this Agreement, have been inserted for convenience of reference only and shall not be relied upon in construing this Agreement.  Use of any gender herein to refer to any person shall be deemed to comprehend masculine, feminine, and neuter unless the context clearly requires otherwise.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, each Party has caused this Agreement to be signed by its duly authorized representative as of the date set forth below.

ABBOTT POINT OF CARE INC.		ABAXIS, INC.

By:	/s/ Greg Arnsdorff	By:	/s/ Clinton H. Severson

Name: Greg Arnsdorff		Name Clinton H. Severson

Title: President		Title: Chairman, President and CEO

Date: 10/26/12		Date: 10/26/12

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.1

Abaxis Trademarks

MARK	COUNTRY	APPLICATION/ REGISTRATION NO.	CLASS/GOODS/ SERVICES	CURRENT STATUS
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.2

Abbott Trademarks

Mark	Territory	Class/ Goods/Services	Registration No.	Current Status
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Mark	Territory	Class/ Goods/Services	Registration No.	Current Status
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Mark	Territory	Class/ Goods/Services	Registration No.	Current Status
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Mark	Territory	Class/ Goods/Services	Registration No.	Current Status
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.14

Products

PICCOLO EXPRESS CHEMISTRY ANALYZER
[ * ]	[ * ]
[ * ] REAGENT DISCS
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ] REAGENT DISCS
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.17

Purchase Price

Discs
[ * ]

Analyzers
[ * ]

[ * ]

[ * ]
Part #:	Price:
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ]
Part #:	Price:
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ] are subject to [ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 2.1

[ * ] and [ * ]
(Known to Abaxis as of the date of this Agreement)

(See attached list)

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 2.6

Annual Product Purchase Calculation

Contract Year: _____________

Abaxis Calculation: _____________	date provided to Abbott: __________

Approved by Abbott: __ Yes / __ No*	date approved by Abbott: _________

* if No:
Abbott Calculation: _____________	date provided to Abaxis: __________

Approved by Abaxis: __ Yes / __ No **	date approved by Abaxis: _________

** if No:
Agreed Calculation: _____________	date agreed: _________

Official Determination of Product Purchases

For Contract Year           _______ is _____________________.

Agreed and Accepted by:

Abbott Point of Care Inc.	Abaxis, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3.1(h)

Standard Warranty

Abaxis warrants the Analyzer (excluding disposable or consumable supplies) against defects in materials and workmanship for [ * ] to the [ * ].

If Abaxis receives notice of such defects during the warranty period, Abaxis shall, at its option, either repair or replace products which prove to be defective. During this warranty period, Abaxis shall [ * ].

Costs for repairs (inclusive of labor, overhead and standard shipping costs related to such repairs) performed under the standard warranty for each Analyzer shall be billed to and payable by Abbott [ * ] at $[ * ]; provided, however, that [ * ] in any [ * ] of the [ * ] and [ * ] that remain [ * ] in the [ * ].  Abaxis will provide at its discretion one of the following to customers with an Analyzer requiring service during the warranty period: (1) [ * ] which will [ * ], or (2) [ * ] for the [ * ] and [ * ].

With respect to software or firmware, if Abaxis receives notice of defects in these products during the warranty period, [ * ], provided that [ * ].  Abaxis does not [ * ] or [ * ].

Warranty services beyond the standard warranty shall constitute extended non-standard warranty, the costs (inclusive of labor, overhead, standard shipping costs and replacement parts related to such extended non‑standard warranty repairs) for which shall be billed to and payable by Abbott [ * ] at $[ * ].

Abaxis shall provide to Abbott within [ * ] following the end of [ * ] a report that provides the following for [ * ] by Abaxis: [ * ]; [ * ]; [ * ]; [ * ]; and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 9.11

ALTERNATE DISPUTE RESOLUTION (ADR)

The Parties recognize that from time to time a dispute may arise relating to either Party’s rights or obligations under this Agreement. The Parties agree that any such dispute shall be resolved by the Alternative Dispute Resolution (“ADR”) provisions set forth in this Exhibit 9.11, the result of which shall be binding upon the Parties.

To begin the ADR process, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective [ * ] (or their designees) of the affected subsidiaries, divisions, or business units within [ * ] days after such notice is received (all references to “days” in this ADR provision are to calendar days). If the matter has not been resolved within [ * ] days after the notice of dispute, or if the parties fail to meet within such [ * ] days, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1.              To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within [ * ] days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2.             Within [ * ] days following the initiation of the ADR proceeding, the parties shall select a mutually acceptable independent, impartial and conflicts-free neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, each party will select one independent, impartial and conflicts-free neutral and those two neutrals will select a third independent, impartial and conflicts-free neutral within [ * ] days thereafter.  None of the neutrals selected may be current or former employees, officers or directors of either party, its subsidiaries or affiliates.

3.             No earlier than [ * ] days or later than [ * ] days after selection, the neutral(s) shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location agreed upon by the parties. If the parties cannot agree, the neutral(s) shall designate a location other than the principal place of business of either party or any of their subsidiaries or affiliates.

4.             At least [ * ] days prior to the hearing, each party shall submit the following to the other party and the neutral(s):

(a)           a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)           a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c)           a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any [ * ] or any [ * ] and shall not exceed [ * ] per issue. The parties agree that neither side shall [ * ] any [ * ].

(d)           a brief in support of such party’s proposed rulings and remedies, provided that the brief shall not exceed [ * ]. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5.             The hearing shall be conducted on [ * ] consecutive days and shall be governed by the following rules:

(a)           Each party shall be entitled to [ * ] hours of hearing time to present its case. The neutral shall determine whether each party has had the [ * ] hours to which it is entitled.

(b)          Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall [ * ] the party [ * ].

(c)          The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d)          Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

(e)           [ * ], including any statements made therein, shall not be admissible under any circumstances. [ * ] for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral(s) shall have sole discretion regarding the admissibility of any evidence.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.             Within [ * ] days following completion of the hearing, each party may submit to the other party and the neutral(s) a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not [ * ] and shall not exceed [ * ]. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7.             The neutral(s) shall rule on each disputed issue within [ * ] days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s proposed rulings and remedies on other issues. The neutral(s) shall not [ * ] or otherwise [ * ].

8.             The neutral(s) shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)           If the neutral(s) rule(s) in favor of one party on all disputed issues in the ADR, the losing party shall pay [ * ] of such fees and expenses.

(b)           If the neutral(s) rule(s) in favor of one party on some issues and the other party on other issues, the neutral(s) shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral(s) shall allocate fees and expenses in a way that [ * ] to the [ * ], with the party prevailing on [ * ], or on [ * ] or [ * ], recovering [ * ] of its legal fees and expenses.

9.             The rulings of the neutral(s) and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10.          Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral(s) shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11.           All ADR hearings shall be conducted in the English language.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.